T. Rowe Price New Era Fund

Supplement to Prospectus Dated May 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective June 1, 2021, Shinwoo Kim will join Shawn T. Driscoll as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee. Effective September 1, 2021, Mr. Driscoll will step down as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee and Mr. Kim will remain as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Kim joined T. Rowe Price in 2009.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 1, 2021, Shinwoo Kim will join Shawn T. Driscoll as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee. Effective September 1, 2021, Mr. Driscoll will step down as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee and Mr. Kim will remain as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Kim joined T. Rowe Price in 2009 and his investment experience dates from that time. He has served as an investment analyst with the Firm throughout the past five years.

The date of this supplement is March 31, 2021.

F41-041 3/31/21